Taxation	12 Months Ended
Dec. 31, 2012
Taxation
Taxation

10. Taxation

Cayman Islands

        The Group is incorporated in the Cayman Islands and is not subject to tax in this jurisdiction. In addition, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

        The Group's subsidiaries in Hong Kong did not have assessable profits that were derived in Hong Kong during each of the three years ended December 31, 2010, 2011 and 2012. Therefore, no Hong Kong profit tax has been provided for in the years presented.

PRC

        Pursuant to PRC New Corporate Income Tax Law effective January 1, 2008, the Group's VIE subsidiaries incorporated in the PRC are subject to Enterprise Income Tax ("EIT") on the taxable income as reported in their respective statutory financial statements adjusted in accordance with the EIT Law and the Income Tax Law of the People's Republic of China.

        In April 2009, Shanghai Taomee obtained a Software Enterprise Certification (the "Certification"), which was effective on January 1, 2009. An enterprise having such Certification is entitled to two years' exemption and three years' 50% reduction in corporate income tax (the "tax holiday"). Shanghai Taomee was subject to an income tax rate of 0% for both 2009 and 2010, and 12.5% from 2011 to 2013. Shanghai Taomee's tax holiday period was approved by relevant tax authorities in May 2010.

        In September 2010, Shanghai Shengran also obtained a Software Enterprise Certification and was informed in April 2011 that the full EIT exemption would apply retroactively in 2009 and 2010, and 50% reduction in EIT rate will apply from 2011 to 2013.In May 2012, Shanghai Shengran further received a written approval from local tax authorities, according to which Shanghai Shengran was entitled to the full EIT exemption for 2010 and 2011, and 50% reduction in EIT rate of 12.5%, from 2012 to 2014, which resulted in an adjustment of $2.1 million as a one-time tax benefit in 2012.

        Shanghai Qidong, Shanghai Animation, Guangdong Taomee and Shanghai Xinsheng were subject to an income tax rate of 25%.

        In accordance with the EIT Law, dividends, which arise from profits of foreign invested enterprises ("FIEs") earned after January 1, 2008, are subject to a 10% withholding income tax. In addition, under certain tax treaties between the PRC and Hong Kong, if the foreign investor is incorporated in Hong Kong and qualifies as a Hong Kong tax resident and beneficial owner, the applicable withholding tax rate is reduced to 5%, if the investor holds at least 25% in the FIE, or 10%, if the investor holds less than 25% in the FIE. A deferred tax liability should be recognized for the undistributed profits of PRC companies unless the Company has sufficient evidence to demonstrate that the undistributed dividends will be reinvested and the remittance of the dividends will be postponed indefinitely. As of December 31, 2012, the Group plans to indefinitely reinvest undistributed profits earned from Shanghai Shengran in its operations in the PRC. Therefore, no withholding income tax for undistributed profits of Shanghai Shengran has been provided in 2012.

        Under applicable accounting principles, a deferred tax liability should be recorded for taxable temporary differences attributable to the excess of financial reporting basis over tax basis in a domestic subsidiary. However, recognition is not required in situations where the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the enterprise expects that it will ultimately use that means. Due to legal restrictions, the equity shares of the VIEs cannot be transferred to Shanghai Shengran in the foreseeable future. As Shanghai Taomee has accumulated losses, no deferred tax liability has been provided as of December 31, 2012

        The Group made its assessment of the level of authority for each of its uncertain tax position (including the potential application of interests and penalties) based on the technical merits, and has measured the unrecognized benefits associated with the tax positions. This assessment did not have any impact on the Group's total liabilities or equity. At December 31, 2010, 2011 and 2012, the amounts of gross unrecognized tax benefits were zero. The Group does not anticipate any significant increase to its liability for unrecognized tax benefit within the next 12 months. The Group will classify interest and penalties related to income tax matters, if any, in income tax expense.

        According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of income taxes is due to computational errors made by the taxpayer. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined, but an underpayment of income tax liability exceeding RMB 100,000 is specifically listed as a special circumstance. In the case of a transfer pricing related adjustment, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. The Group's PRC subsidiaries are therefore subject to examination by the PRC tax authorities from 2007 (year of incorporation) through 2012 on transfer pricing and other tax matters.

        Reconciliation between the effective income tax rate and the PRC statutory income tax rate was as follows:

	Years ended December 31,
	2010	2011	2012
PRC statutory tax rate	25.0%	25.0%	25.0%
Tax effect of other expenses that are not deductible in determining taxable profit	(0.1)%	0.1%	0.4%
Effect of different tax rate of group entity operating in other jurisdictions	(0.4)%	2.8%	7.0%
Effect of tax holidays granted to PRC subsidiaries, deferred income tax impact	(14.0)%	(0.6)%	(2.8)%
Effect of tax holidays granted to PRC subsidiaries, current income tax impact	(21.4)%	(14.3)%	(13.9)%
Effect of additional research and development of new technology, products, and processes ("R&D") deduction	(3.1)%	(0.8)%	(3.5)%
Effect of valuation allowance	—	0.9%	1.4%
Withholding tax on undistributed earnings	0.9%	(2.9)%	—
Effect of adjustment of prior year tax benefit	—	—	(26.0)%

Effective tax rate	(13.1)%	10.2%	(12.4)%

        Tax that would otherwise have been payable without tax holidays amounted to $4,090,167, $2,463,963 and $571,567 in 2010, 2011 and 2012, respectively, representing a decrease in basic earnings per share of $0.01, $0.01 and $0.01 and a decrease in diluted earnings per share of $0.01, $0.01 and $0.01 in 2010, 2011 and 2012, respectively.

        The principal components of the Group's deferred income tax assets and liabilities as of December 31, 2011 and 2012 were as follows:

	December 31,
	2011	2012
Deferred tax assets:
Deferred revenue and advance from customers	$2,893,519	$2,441,578
Other	491,354	770,778

Gross deferred tax assets:	$3,384,873	$3,212,356
Valuation allowances	(137,469)	(242,460)

Net deferred tax assets	$3,247,404	$2,969,896

Deferred tax liabilities:
Amortization of intangible assets	10,910	13,473

Net deferred tax liabilities	$10,910	$13,473

Deferred tax assets are analyzed as:
Current	$3,247,404	$2,969,896
Non-Current	—	—

	$3,247,404	$2,969,896

Deferred tax liabilities are analyzed as:
Current	$10,910	$13,473
Non-Current	—	—

	$10,910	$13,473

        The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

        As of December 31, 2012, some of the Group's PRC subsidiaries had net operating loss carry forwards of $1.0 million, of which $0.01 million, $0.01 million, $0.01 million, $0.01 million and $0.03 million will expire in 2013, 2014, 2015, 2016 and 2017, respectively. The Group has provided a full valuation allowance as it is more likely than not that the net operation losses cannot be utilized before expiry.